Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grote Molen, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2014 as filed with the Securities and Exchange Commission on or about the date hereof (the “Report”), I, John B. Hofman, President, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 20, 2014	/s/ John B. Hofman
John B. Hofman
President, Secretary and Treasurer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Grote Molen, Inc. and will be retained by Grote Molen, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.